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                                                                   Exhibit 10.12

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, by and between Jenna Lane, Inc., a Delaware corporation (the "Company"), and the person whose name appears on the signature page attached hereto (individually a "Holder" and collectively, with the holders of other Units (as defined herein), the "Holders") issued in the private placement offering by the Company (the "Offering").

         WHEREAS, pursuant to a Unit Purchase Agreement dated July 11, 1996 (the "Unit Purchase Agreement"), the Company is offering for sale ten (10) of the Company's units ("Units") at a subscription price of $50,000 per Unit for a total offering of $500,000. Each Unit is comprised of (i) an unsecured promissory note in the principal amount of $50,000 bearing interest at ten (10%) percent per annum and (ii) a redeemable common stock purchase warrant ("Class A Warrant") to purchase one (1) share of the Company's common stock, par value $.01 per share ("Common Stock"). The exercise price (the "Warrant Exercise Price") of the Class A Warrants is $7.00 per share and the Class A Warrants are exercisable for a period of three (3) years from the date of issue; and

         WHEREAS, pursuant to the terms of, and in order to induce the Holders to enter into the Unit Purchase Agreement to purchase the Units, the Company and the Holders have agreed to enter into this Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Unit Purchase Agreement, the Company hereby agrees as follows:

         1. Piggyback Registration for Warrants and Warrant Shares. If the Company at any time proposes to conduct an initial public offering of its securities under the Securities Act of 1933 (the "Act") wherein the aggregate gross proceeds to the Company equal or exceed $4,000,000 and Walsh Manning Securities, Inc. ("Walsh Manning") acts as the lead or a co-managing underwriter (the "Proposed Public Offering"), including the registration of any securities owned by shareholders of the Company, the Company shall include the Class A Warrants and shares of Common Stock underlying the Class A Warrants, (the "Warrant Shares" and sometimes together with the Class A Warrants referred to as the "Registerable Securities") in any registration statement filed with the Securities and Exchange Commission ("SEC") with respect to the Proposed Public Offering. The Holder shall not be required to give any notice to the Company in order to have his securities included in the registration statement for the Proposed Public Offering.

         2. Piggyback Registration for Warrant Shares.

            (A) If at any time the Company proposes to offer for


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sale, in a public offering any of its securities other than in the Proposed
Public Offering (as defined in Section 1 above), then the Company shall be required to include in such registration only the shares of Common Stock underlying the Class A Warrants. The Company shall provide each Holder with written notice at least 30 days in advance of the filing of a registration statement with respect to such offering. Within 10 days of receipt of the Company's notice, the Holder shall notify the Company of the number of Warrant Shares which he wishes to have included in such registration statement.

            (B) If a registration under this Section 2 involves the registration of shares of Common Stock by the Company and other selling shareholders offered in a firm commitment underwritten offering and the managing underwriter(s) for the offering advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering without materially affecting the offering price of the shares of Common Stock to be included therein, the Company will include in such registration that number of shares of Common Stock which the managing underwriter(s) have advised the Company, in their opinion, will not materially affect the offering price of the shares of Common Stock to be offered by the Company, such number of shares to be included in such registration in accordance with the following priorities: (i) first, the Common Stock and other securities, if any, that the Company proposes to sell and (ii) second, to the extent the registration of (A) the Holders' Shares requested to be included in such registration pursuant to this Section 2 and (B) any other Common Stock owned by persons other than the Holders having rights to participate in an underwritten registered offering of Common Stock and who have notified the Company of their intention to participate in such registration, does not materially affect the price of the Common Stock to be offered by the Company in such registration, the Holders' Shares and the shares of Common Stock owned by such other persons, pro rata among all such holders on the basis of the total number of shares of Common Stock requested by each such holder to be included therein. In the event that the underwritten offering does not involve other selling shareholders, then the Holder hereby agrees (or shall agree) with the managing underwriter that he shall not sell his Warrant Shares for a period of 90 days after the effective date of the registration statement filed for such offering.

         3. Cooperation with Company. Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registerable Securities. Each Holder shall provide the Company such information regarding the Holder and the distribution of the Registerable Securities as the Company may from time to time


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reasonably request or as shall be required by law.

         4. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registerable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

            a. use its best efforts to cause such registration statement to remain effective for a period of (1) year.

            b. prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same within one (1) year (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

            c. furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

            d. use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders, shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

            e. use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange or the Nasdaq Stock Market ("Nasdaq");

            f. notify each Holder of Registerable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any


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event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

            g. furnish, at the request of any Holder on the date such Registerable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registerable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registerable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registerable Securities are delivered to the underwriters, if any, for sale pursuant to such registration from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such letters; and

         5. Restrictions on Transfer of Registerable Securities. In the event the Company has declared effective a registration statement for an underwritten public offering of its securities prior to the date that the Holder's registration becomes effective, then (i) the Holder shall deliver to the underwriter a lock-up letter whereby the Holder agrees that his shares of Common Stock underlying the Class A Warrants and all Class A Warrants shall be subject to a lock up for up to two (2) years from the date of the underwritten offering.

         6. Expenses. All expenses incurred in any registration of the Holders' Registerable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company and each participating Holder, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Registerable Securities under federal and State securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions; provided, however, the Company shall not be liable


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for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registerable Securities sold in the Offering or
(c) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling security holders.

         7. Indemnification. In the event any Registerable Securities are included in a registration statement pursuant to this Agreement:

            a. Company Indemnity. Without limitation of any other indemnity provided to any Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the affiliates, officers, directors and partners of each Holder, any underwriter (as defined in the Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the Act or the Securities Exchange Act of 1934 (the "Exchange Act")) against any losses, claims, damage or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein not misleading, or necessary to make the statements therein, (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or any other officer, director or controlling person thereof.

            b. Holder Indemnity. Each Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors, shareholders and representatives, any underwriter (as defined in the Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the Act the Exchange Act) against any losses, claims, damages or liabilities


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(joint or several) to which they may become subject under the Act, the Exchange
Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by such Holder to the Company in connection with the offer or sale of Registerable Securities.

            c. Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes based upon advice of counsel that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

            d. Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well


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as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registerable Securities).

            e. Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registerable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         8. Remedies. Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

         9. Notices.

            a. All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

            b. If to the Company, at:

               Jenna Lane Inc.
               1407 Broadway, Suite 1801
               New York, New York  10018

               With a copy to:
               David Feldman, Esq.
               555 Madison Avenue
               New York, NY  10022


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or at such other address as it may have furnished in writing to the Holders of
Registerable Securities at the time outstanding, or

             c. if to any Holder of any Registerable Securities, to the address of such Holder as it appears in the stock or warrant ledger of the Company.

             d. Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

         10. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and each of the Holders.

         11. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holders of securities representing a majority of the Registerable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registerable Securities or reduce the amount of reimbursable costs to any Holder of Registerable Securities in connection with any registration hereunder without the consent of such Holder; further provided, however, that without the consent of any other Holder of Registerable Securities, any Holder may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Holder of Registerable Securities. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

         12. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

         13. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflicts of law principles.

         14. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.


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         15. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

         16. Arbitration. Any controversy, claim, or dispute arising out of or relating to this Agreement, or any breach thereof, including without limitation any dispute concerning the scope of this arbitration clause, shall be settled by arbitration in New York, New York before three (3) arbitrators of the American Arbitration Association ("AAA") in accordance with the Commercial Arbitration Rules of the AAA as supplemented herein, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Each party shall choose 1 arbitrator and the two shall then choose the third arbitrator. Pending final award, arbitrator compensation and expenses shall be advanced equally by both parties. The final award may grant such other, further, and different relief as authorized by the AAA Commercial Arbitration Rules, but may not include punitive damages.

         17. Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.


         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of
the            day of        , 1996.



JENNA LANE, INC.


By:___________________________                 _________________________
         NAME:                                 Print Name of Holder
         TITLE:

                                               _________________________
                                               Signature of Holder


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